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                                                                   EXHIBIT 10.43




                                AMENDMENT NO. I

       This Amendment No. 1 dated as of January 13, 1997 ("Agreement"), is among Casa Old Restaurants, Inc., a Texas corporation ("Borrower") and NationsBank of Texas, N.A. ("Bank").

                                  INTRODUCTION

       The Borrower and the Bank are parties to the Credit Agreement dated as of July 10, 1996 (as modified, the "Credit Agreement"). The Borrower and the Bank have agreed to make certain amendments to the Credit Agreement in connection with the Borrower's request to enter into certain transactions.

       THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower and the Bank hereby agree as follows:

       Section 1. Definitions, References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

       Section 2. Amendment.

       (a) Section 1.1 of the Credit Agreement is amended by replacing the definition of "Funded Debt" in its entirety with the following:

              "Funded Debt" means with respect to any Person and as of any date of its determination, without duplication, (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by notes, bonds, debentures, or other similar instruments, (c) obligations of such Person as lessee under Capital Leases, and (d) obligations of such Person to pay the deferred purchase price of property or services (other than trade debt and current operating liabilities incurred in the ordinary course of business); provided, however, that if there is any default, under the Guaranteed Note, the full unpaid amount of the Borrowers guaranty thereof shall be deemed to be Funded Debt for the purposes of this Agreement.
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       (b)    Section 1.1 of the Credit Agreement is amended by inserting in appropriate alphabetical order the following definition:

              "Guaranteed Note" means the $425,000 promissory note dated January 6, 1997, made by Bogan Enterprises, Inc. and payable to the order of NationsBank of Texas, N.A.

       (c) Section 1.1 of the Credit Agreement is amended by renumbering the current subparagraph (c) of the definition of "Permitted Debt" as subparagraph (e) and inserting as subparagraphs (c) and (d) to the definition of "Permitted Debt" the following:

              (c) Debt in the form of unsecured indebtedness not to exceed $750,000 incurred by the Borrower in connection with its purchase of its Victoria, Texas, franchise that is payable to the seller of such franchise;

              (d) Debt in the form of the Borrower's guaranty of the Guaranteed Note provided that the principal amount of the indebtedness guaranteed thereunder shall not exceed $425,000; and

       (d) Section 5.2 of the Credit Agreement is amended by renumbering the current subparagraph (k) of such Section as subparagraph (1) and inserting as subparagraph (k) the following:

              (k) Guaranteed Note Default, Exercise of Guaranty. Promptly after obtaining knowledge thereof, notice of (i) any breach by David Bogan of any obligation under the Guaranteed Note, and (ii) any notice received from the payee of the (Guaranteed Note regarding its intent to exercise the Borrower's guarantee of such note, together with a copy of the same; and

       (e)    Section 5.10 of the Credit Agreement is amended by replacing such section in its entirety with the following:

              Section 5.10 Distributions. The Borrower shall not (a) declare or pay any dividends; (b) purchase, redeem, retire, or otherwise acquire for value any of such Person's capital stock now or hereafter outstanding in an aggregate amount in excess of (i) prior to June 1, 1998, and provided that at the time of the making thereof no Default exists, up to $1,000,000, and (ii) thereafter, provided that the Borrower has made purchases under subparagraph (b)(i) above in an aggregate total amount less than $500,000,




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       and further provided at the time of the making thereof no Default exists, the difference of (A) $500,000 less (B) the aggregate total amount of purchases made by the Borrower under subparagraph (b)(i) above; (c) make any distribution of assets to such Person's stockholders as such, whether in cash, assets, or in obligations of such Person; (d) allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption, or retirement of, any shares of such Person's capital stock (other than repurchases permitted in paragraph (b) above; or (e) make any other distribution by reduction of capital or otherwise in respect of any shares of such Person's capital stock.

       Section 3. Representations and Warranties. The Borrower represents and warrants that (a) the execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings, (b) this Agreement constitutes legal, valid, and binding obligations of the Borrower enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, and (c) upon the effectiveness of this Agreement and the amendment of the Credit Documents as provided for herein, no Event of Default shall exist under the Credit Documents and there shall have occurred no event which with notice or lapse of time would become an Event of Default under the Credit Documents, as amended.

       Section 4. Effect on Credit Documents. Except as amended herein, the Credit Agreement and all other Credit Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of the Bank's rights under the Credit Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower must continue to comply with the terms of the Credit Documents, as amended. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a default or event of default under other Credit Documents.

       Section 5. Effectiveness. This Agreement shall become effective and the Credit Agreement shall be amended as provided in this Agreement effective on the date first set forth above when the Borrower and the Bank shall have duly and validly executed originals of this Agreement and the Borrower shall have delivered the same to the Bank.


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       Section 6.    Miscellaneous. The miscellaneous provisions of the Credit
Agreement apply to this Agreement. This Agreement may be signed in any number of counterparts, each of which shall be an original.

       THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

       THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

       EXECUTED as of the date first above written.

                                           BORROWER:

                                           CASA OLE RESTAURANTS, INC.


                                           By:  STACY M. RIFFE
                                              ---------------------------------
                                           Name:  STACY M. RIFFE
                                                -------------------------------
                                           Title:  VICE PRESIDENT
                                                 ------------------------------



                                           BANK:

                                           NATIONSBANK OF TEXAS, N.A.

                                           By:   /s/ MARK W. MONTGOMERY
                                              ---------------------------------
                                                 Mark W. Montgomery
                                                 Vice President




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